UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019 nuveen

Nuveen Global Cities REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-222231	82-1419222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Third Avenue, 3rd Floor New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 490-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on October 24, 2018, Nuveen Global Cities REIT OP, LP (the “Borrower”), a wholly owned subsidiary of Nuveen Global Cities REIT, Inc. (the “Company”), as borrower, and the Company, as parent, entered into a credit agreement (“Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, as lead arranger and sole book runner. The Credit Agreement provides for aggregate commitments of up to $60,000,000 for unsecured revolving loans, with an accordion feature pursuant to which the Borrower may increase the aggregate commitments to up to $500,000,000, subject to the satisfaction of certain conditions (the “Credit Facility”). On December 17, 2018, the Borrower and the Company amended the Credit Agreement to increase the Credit Facility from $60,000,000 to $150,000,000 in aggregate commitments, with all other terms remaining the same.

On June 11, 2019, the Borrower and the Company amended the Credit Agreement to increase the Credit Facility from $150,000,000 to $210,000,000 in aggregate commitments, with all other terms remaining the same. The Borrower may use the proceeds of borrowings under the Credit Agreement for funding general business purposes of the Borrower and its subsidiaries in the ordinary course of business, including financing certain real estate portfolio investments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Incremental Revolving Commitment Assumption Agreement dated June 11, 2019 among Nuveen Global Cities REIT OP, LP, Nuveen Global Cities REIT, Inc. and Wells Fargo Bank, National Association and certain lenders named therein

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Global Cities REIT, Inc.

Date: June 17, 2019	By:	/s/ James E. Sinople
James E. Sinople
Chief Financial Officer and Treasurer